FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS T

Putnam Money	PDDXX	PTBXX	PFCXX	PTMXX	PURXX	PMMXX
Market Fund
Putnam Tax Exempt	PTXXX	—	—	—	—	—
Money Market Fund

Putnam Money
Market Fund

Putnam Tax Exempt
Money Market Fund

Prospectus
1 | 30 | 11

Fund summaries	2
What are each fund’s main investment strategies and related risks?	9
Who oversees and manages the funds?	12
How does a fund price its shares?	14
How do I buy fund shares?	14
How do I sell or exchange fund shares?	18
Policy on excessive short-term trading	20
Distribution plans and payments to dealers	21
Fund distributions and taxes	23
Financial highlights	25

Putnam Money Market Fund	These securities have not been approved
Investment Category: Income	or disapproved by the Securities and
Putnam Tax Exempt Money	Exchange Commission nor has the
Market Fund Investment	Commission passed upon the accuracy
Category: Tax-exempt Income	or adequacy of this prospectus. Any
statement to the contrary is a crime.
This prospectus explains what
you should know about these
mutual funds before you invest.
Please read it carefully.

Fund summaries

PUTNAM MONEY MARKET FUND

Goal

Putnam Money Market Fund seeks as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	NONE	NONE*
Class B	NONE	NONE*
Class C	NONE	NONE*
Class M	NONE	NONE*
Class R	NONE	NONE
Class T	NONE	NONE*

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)**

		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees	(12b-1) fees	expenses	expenses

Class A	0.29%	0.00%	0.21%	0.50%
Class B	0.29%	0.50%	0.21%	1.00%
Class C	0.29%	0.50%	0.21%	1.00%
Class M	0.29%	0.15%	0.21%	0.65%
Class R	0.29%	0.50%	0.21%	1.00%
Class T	0.29%	0.25%	0.21%	0.75%

* A deferred sales charge of 1.00% on class A shares, class C shares and class T shares, of 5.00% on class B shares and of 0.15% on class M shares may be imposed on certain redemptions of shares purchased by exchange from another Putnam fund.

** Restated to reflect projected expenses under a management contract effective 1/1/2010.

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Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$51	$160	$280	$628
Class B	$102	$318	$552	$1,083
Class C	$102	$318	$552	$1,225
Class M	$66	$208	$362	$810
Class R	$102	$318	$552	$1,225
Class T	$77	$240	$417	$930

Investments, risks, and performance

Investments

We invest mainly in money market instruments that are high quality and have short-term maturities. We invest significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. We may consider, among other factors, credit, interest rate, and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

The effects of inflation may erode the value of your investment over time. Although the fund seeks to preserve the value of your investment at $1.00 per share, deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates may impair the value of your investment, and it is possible to lose money by investing in the fund. The values of money market investments usually rise and fall in response to changes in interest rates. Interest rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Although the fund only buys high quality investments, investments backed by a letter of credit have the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Average annual total returns after sales charges
(for periods ending 12/31/10)

Share class	1 year	5 years	10 years

Class A	0.05%	2.52%	2.24%
Class B	–4.95%	1.81%	1.81%
Class C	–0.95%	2.18%	1.81%
Class M	0.05%	2.41%	2.11%
Class R	0.05%	2.18%	1.83%
Class T	0.05%	2.34%	2.03%
Lipper Money Market Funds Category
Average (no deduction for taxes)	0.03%	2.20%	1.90%

Class B share performance does not reflect conversion to class A shares.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

4	Prospectus

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments. Shares are sold at a net asset value (NAV) of $1.00 per share, without any initial sales charge.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

Distributions from the fund will be taxed as ordinary income unless the shares are held through a tax-advantaged arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

PUTNAM TAX EXEMPT MONEY MARKET FUND

Goal

Putnam Tax Exempt Money Market Fund seeks as high a level of current income exempt from federal income tax as we believe is consistent with preservation of capital, maintenance of liquidity and stability of principal.

Prospectus	5

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	NONE	NONE*

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)**

		Distri-		Total
		bution and		annual fund	Expense
Share	Manage-	service	Other	operating	reim-	Net
class	ment fees	(12b-1) fees	expenses	expenses	bursement	expenses

Class A	0.29%	0.00%	0.28%	0.57%	(0.03)%	0.54%

* A deferred sales charge of 1.00% on class A shares may be imposed on certain redemptions of shares purchased by exchange from another Putnam fund.

** Restated to reflect projected expenses under a management contract effective 1/1/2010 and Putnam Management’s contractual obligation to limit certain fund expenses through January 30, 2012. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$55	$180	$315	$711

Investments, risks, and performance

Investments

We invest mainly in money market instruments that pay interest that is exempt from federal income tax but may be subject to the federal alternative minimum tax (AMT), are high quality and have short-term maturities. We may consider,

6	Prospectus

among other factors, credit, interest rate, and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

The effects of inflation may erode the value of your investment over time. Although the fund seeks to preserve the value of your investment at $1.00 per share, deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates may impair the value of your investment, and it is possible to lose money by investing in the fund. The values of money market investments usually rise and fall in response to changes in interest rates. Interest rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Although the fund only buys high quality investments, investments backed by a letter of credit have the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer. The amount of information about issuers of tax-exempt debt may not be as extensive as that which is available about companies whose securities are publicly traded. Interest the fund receives might be taxable.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Prospectus	7

Average annual total returns after sales charges
(for periods ending 12/31/10)

Share class	1 year	5 years	10 years

Class A	0.03%	1.57%	1.41%
Lipper Tax Exempt Money Market Funds
Category Average (no deduction for taxes)	0.03%	1.56%	1.41%

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments. Shares are sold at a net asset value (NAV) of $1.00 per share, without any initial sales charge.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund intends to distribute income that is exempt from federal income tax, but distributions will be subject to federal income tax to the extent attributable to other income, including income earned by the fund on investments in taxable securities.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund

8	Prospectus

over another investment. Ask your advisor or visit your advisor’s Web site for more information.

What are each fund’s main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. Although the funds’ investments will comply with applicable rules governing the quality, maturity, diversification and liquidity of securities held by money market funds, each fund may invest in securities rated in the second highest category by a nationally recognized rating service and in unrated securities we determine are of equivalent quality and may invest up to 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the fund).

The main investment strategies and related risks for each fund are set out below in the following order: those relating only to the Putnam Money Market Fund, those relating only to the Putnam Tax Exempt Money Market Fund, and finally those relating to both of the funds.

MONEY MARKET FUND

We pursue the fund’s goal by investing in money market investments, such as certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

• Focus of investments. We may invest without limit in money market investments from the banking industry. The fund’s shares may be more vulnerable to decreases in value than those of money market funds that invest in issuers in a greater number of industries. To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

At times, the fund and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

Prospectus	9

• Foreign investments. We may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments. Foreign settlement procedures may also involve additional risks.

TAX EXEMPT MONEY MARKET FUND

We pursue the fund’s goal by investing mainly in short-term tax exempt investments. Under normal circumstances, we invest at least 80% of the fund’s net assets in short-term tax exempt investments, which for purposes of this policy exclude investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. The amount of information about issuers of tax exempt debt may not be as extensive as that which is available about companies whose securities are publicly traded.

• Tax-exempt investments. These investments are issued by public authorities to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service may make the income from some of these obligations taxable. Interest income from private activity bonds may be subject to federal AMT for individuals.

• Focus of investments. We may make significant investments in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, or lower demand for the services or products provided by a particular market segment.

At times, the fund and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

BOTH FUNDS

• Interest rate risk. The values of money market investments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing money market investments, and rising interest rates generally decrease the value of existing money market investments.

10	Prospectus

Changes in the values of money market investments usually will not affect the amount of income the funds receive from them, but could affect the value of a fund’s shares. Interest rate risk is generally lowest for investments with short maturities, and the short-term nature of money market investments is designed to reduce this risk.

Neither fund may hold an investment with more than 397 days remaining to maturity and each fund’s average weighted maturity will not exceed 60 days (after giving eff ect to maturity-shortening features such as interest rate resets or demand features, as described below). In addition, the weighted average life (determined without reference to maturity-shortening features) of each fund will not exceed 120 days. Short-term investments may have lower yields than longer-term investments.

Some investments that we purchase, particulary for the Tax Exempt Money Market Fund, have an interest rate that changes based on a market interest rate and/or allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period until the interest rate resets and/or payment could be demanded. Because the interest rate on these investments can change, these investments are unlikely to be able to lock in favorable longer-term interest rates.

• Credit quality. The funds buy only high quality investments. These are:

– rated in one of the two highest categories by at least two nationally recognized rating services (but no more than 3% of a fund’s net assets may be invested in investments that, at the time of purchase, were not rated in the highest category or determined to be of comparable quality),

– rated by one rating service in one of the service’s two highest categories (if only one rating service has provided a rating) or

– unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

• Liquidity. The funds maintain certain minimum liquidity standards, including that:

– the funds may not purchase a security other than a security offering daily liquidity if, immediately after purchase, each fund would have invested less than 10% of its total assets in securities offering daily liquidity,

Prospectus	11

– the funds may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, each fund would have invested less than 30% of its total assets in securities offering weekly liquidity and

– the funds may not purchase an illiquid security if, immediately after purchase, each fund would have invested more than 5% of its total assets in illiquid securities.

• Other investments. In addition to the main investment strategies described above, we may make other types of investments and be subject to other risks as described in the statement of additional information (SAI).

• Alternative strategies. At times we may judge that market conditions make pursuing a fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily invest some or all of the fund’s assets using alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, may produce taxable income for the Tax Exempt Money Market Fund, and may prevent a fund from achieving its goal.

• Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

• Portfolio holdings. The SAI includes a description of each fund’s policies with respect to the disclosure of its portfolio holdings. For information on each fund’s portfolio, you may visit the Putnam Investments Web site, putnam.com/individual, where each fund’s portfolio holdings and related portfolio information may be viewed monthly beginning no later than 5 business days after the end of each month.

Who oversees and manages the funds?

The funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not an officer of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

12	Prospectus

The Trustees periodically review the funds’ investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The funds’ investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business. The basis for the Trustees’ approval of each fund’s management contract and the sub-management contract described below is discussed in each fund’s annual report to shareholders dated September 30, 2010.

Under a management contract effective January 1, 2010, each fund pays a monthly fee, as a percentage of the fund’s average net assets for the month, to Putnam Management, the fund’s investment manager, at an annual rate that varies based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of the fund investing in or invested in by Putnam Global Sector Fund, Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), as determined at the close of each business day during the month.

Under each fund’s prior management contract, the fund paid a quarterly management fee at a rate based solely on the average net assets of the fund, as determined at the close of each business day during the quarter.

Based on each fund’s current management contract and the fund’s prior management contract, the Putnam Money Market Fund paid Putnam Management a management fee (after any applicable waivers) of 0.10% of average net assets and the Putnam Tax Exempt Money Market Fund paid Putnam Management no net management fee for each fund’s last fiscal year. Putnam Management may from time to time voluntarily undertake to waive fees and/ or reimburse certain fund expenses in order to enhance the annualized net yield for Putnam Money Market Fund or Putnam Tax Exempt Money Market Fund.

Prospectus	13

Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not a fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Pursuant to this arrangement, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of a fund or provide other investment services, consistent with local regulations.

How does a fund price its shares?

The price of a fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

Each fund values its investments at amortized cost, which approximates market value.

How do I buy fund shares?

Opening an account

You can open a fund account by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly, or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to

14	Prospectus

reject initial investments under the minimum at its discretion. Shares are sold at a NAV of $1.00 per share, without any initial sales charge.

If you participate in a retirement plan that offers the Money Market Fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Purchase orders for shares are only accepted on days a fund is open for business and must be received by 4:00 p.m. Eastern Time to be processed that day.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

Also, a fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Financial intermediaries purchasing or holding shares for their customer accounts may charge customers fees for cash management and other services provided in connection with their accounts. You should therefore consider the terms of any account you may have with a financial intermediary before purchasing shares. Financial intermediaries purchasing shares on behalf of customers are responsible for transmitting orders to the fund in accordance with customer agreements.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

• Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.

• Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

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• Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

• By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the funds. Return the check and investment stub to Putnam Investor Services.

• By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer. To eliminate the need for safekeeping, the funds will not issue certificates for shares.

Which class of shares is best for me?

This prospectus offers class A shares of the Tax Exempt Money Market Fund and a choice of five classes of fund shares of the Money Market Fund: A, B, C, M and T. Qualified employee-benefit plans may also choose class R shares of the Money Market Fund.

For the Money Market Fund, this allows you to choose among different types of deferred sales charges and different levels of ongoing operating expenses, as illustrated in the Fund summaries — Fees and expenses section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.

Money Market Fund (class A, M and T shares only) and Tax Exempt Money Market Fund (class A shares only)

Unless otherwise agreed with Putnam Retail Management, a deferred sales charge of 1.00% may apply to class A and T shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge, if the shares are redeemed within nine months of the original purchase. A deferred sales charge of 0.15% may apply to class M shares that were obtained by exchanging shares from another Putnam fund that were originally purchased without a sales charge for certain rollover accounts if redeemed within one year of purchase.

16	Prospectus

Shares not subject to any charge will be redeemed first, followed by shares held the longest. The deferred sales charge will be based on the lower of the shares, original cost and current NAV, because you may have acquired the shares in an exchange from a fund whose share values fluctuated. You may sell shares acquired by reinvestment of distributions without a charge at any time.

Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares, is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Money Market Fund (class B and C shares only)

If you sell (redeem) class B shares obtained in an exchange of class B shares of another Putnam fund within six years after you originally acquired the class B shares of the other Putnam fund, you will pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

Shares not subject to any charge will be redeemed first, followed by shares held longest. The deferred sales charge will be based on the lower of the shares’ original cost and current NAV, because you may have acquired the shares in an exchange from a fund whose share values fluctuated. You may sell shares acquired by reinvestment of distributions without a charge at any time.

If you sell (redeem) class C shares obtained in an exchange of class C shares of another Putnam fund within one year after you originally acquired the class C shares of the other Putnam fund, you will pay a deferred sales charge of 1.00%.

Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares, is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class B shares convert automatically to class A shares after 8 years, eliminating the 12b-1 fee.

Prospectus	17

Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares, is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

• General (all classes). Because each fund seeks to be fully invested at all times, a fund only sells shares to you when it receives “same-day funds,” which are monies that are credited to the fund’s designated bank account at the Federal Reserve Bank of Boston. If a fund receives same-day funds before the close of trading on the NYSE, it will accept the order to buy shares that day.

• You may be eligible for reductions and waivers of deferred sales charges. Deferred sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. Class T shares may be exchanged for class A shares of any other fund that offers class A shares. Shareholders of class A, class M or class T shares will, in most cases, be required to pay a sales charge, which varies depending on the fund to which they exchange shares and the amount exchanged. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

18	Prospectus

• Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

• Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.

• By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services.

• By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone redemption and exchange privileges may be modified or terminated without notice.

• Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.

• Selling shares by check. If you would like to use the check-writing service, mark the proper box on the application or authorization form and complete the signature card (and, if applicable, the resolution). The fund will send you checks when it receives these properly completed documents. You can then make the checks payable to the order of anyone. The fund will redeem a sufficient number of full and fractional shares in your account at the next NAV that is calculated after the check is accepted to cover the amount of the check and any applicable deferred sales charge. The minimum redemption amount per check is $250. Currently, Putnam is waiving this minimum.

The use of checks is subject to the rules of your fund’s designated bank for its checking accounts. If you do not have a sufficient number of shares in your account to cover the amount of the check and any applicable deferred sales charge, the check will be returned and no shares will be redeemed. Because it is not possible to determine your account’s value in advance, you should not write a check for the entire value of your account or try to close your account by writing a check. The funds may change or end check-writing privileges at any time without notice. The check-writing service is not available for tax-qualified retirement plans.

Prospectus	19

• Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

• Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks.

• Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 500 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

• Policy on excessive short-term trading. Because the funds are money market funds that investors may seek to use as a source of short-term liquidity, Putnam Management and the funds’ Trustees have not adopted policies to discourage short-term trading in the funds. However, because very large cash flows based on short-term trading may, under some market conditions, decrease a fund’s performance, Putnam Management and each fund reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Any fund into which you would like to exchange may also reject your exchange. These actions

20	Prospectus

may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative eff ect on a fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the sections Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

• Distribution and service (12b-1) plans. The Money Market Fund has adopted distribution plans to pay for the marketing of its class B, class C, class M, class R and class T shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.75% on class B shares, 0.35% on class T shares and 1.00% on class C, class M and class R shares. The Trustees currently limit payments on class M shares to 0.15%, on class T shares to 0.25% and on class B shares, class C shares and class R shares to 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M, class R and class T shares mean they have higher expense ratios and lower dividends than class A shares. Because class C, class M, class R and class T shares, unlike class B shares, do not convert to class A shares, class C, class M, class R and class T shares may cost you more over time than class B shares.

The Tax Exempt Money Market Fund has adopted a distribution plan to pay for the marketing of its shares and for services provided to shareholders. The plan provides for payments at annual rates (based on average net assets) of up to 0.35%, although the fund is not currently making payments under the plan.

• Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under the heading Fund summaries — Fees and expenses at the front of this prospectus.

Prospectus	21

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under the heading Fund summaries — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2010 in the SAI, which is on file with the SEC and is also available on Putnam’s Web site at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives

22	Prospectus

from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

• Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The fund’s transfer agent may also make payment to certain dealers in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading Management — Investor Servicing Agent for more details.

Fund distributions and taxes

Each fund declares a distribution daily of all its net income. Each fund normally distributes any net investment income monthly. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of each fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

The Tax Exempt Money Market Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be taxable to you as such when it is distributed.

For federal income tax purposes, distributions of net investment income other than “exempt-interest dividends” are generally taxable to you as ordinary income. Generally, gains realized by a fund on the sale or exchange of investments are taxable to you, even though the income from such investments generally is tax-exempt. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than by how long you have owned your shares. Properly designated distributions of gains from investments that the funds owned for more than one year are generally taxable to you as long-term capital gains. Distributions of gains from investments that the funds owned for one year or less are generally taxable to you as ordinary income. The Tax Exempt Money Market Fund does

Prospectus	23

not expect to distribute gains taxable as capital gains, which would be subject to different tax treatment, as detailed in the SAI. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.

Distributions by the Money Market Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The Money Market Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes.

Fund distributions for the Tax Exempt Money Market Fund that are designated as “exempt-interest dividends” are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax Exempt Money Market Fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal AMT, for both individual and corporate shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

24	Prospectus

Financial highlights

The financial highlights tables are intended to help you understand each fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and each fund’s financial statements are included in each fund’s annual report to shareholders, which is available upon request.

Prospectus	25

Financial highlights (For a common share outstanding throughout the period)

Putnam Money Market Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
												Ratio of net
											Ratio of	investment
	Net asset										expenses	income (loss)
	value,	Net	Net realized	Total from	From	From		Net asset	Total return at	Net assets,	to average	to average
	beginning	investment	gain (loss) on	investment	net investment	return of	Total	value, end	net asset value	end of period	net assets	net assets
Period ended	of period	income (loss)	investments	operations	income	capital	distributions	of period	(%) [a]	(in thousands)	(%) [b]	(%)

Class A
September 30, 2010	$1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	$1.00	.06	$2,131,331	.32 [c]	— [c,d]
September 30, 2009	1.00	.0091	(.0001)	.0090	(.0086)	—	(.0086)	1.00	.86	2,482,270	.56 [c,e]	.98 [c,e]
September 30, 2008	1.00	.0327	(.0002)	.0325	(.0325)	(.0004)	(.0329)	1.00	3.35	3,212,674	.56 [e]	3.28 [e]
September 30, 2007	1.00	.0486 [f]	— [g]	.0486	(.0489)	—	(.0489)	1.00	5.01	3,394,996	.54 [e]	4.84 [e,f]
September 30, 2006	1.00	.0425 [h]	—	.0425	(.0425)	—	(.0425)	1.00	4.34	2,870,990	.50 [e,h]	4.26 [e,h]

Class B
September 30, 2010	$1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	$1.00	.06	$37,121	.32 [c]	.01 [c]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	66,020	.91 [c,e]	.68 [c,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	99,244	1.06 [e]	2.83 [e]
September 30, 2007	1.00	.0436 [f]	— [g]	.0436	(.0439)	—	(.0439)	1.00	4.49	117,474	1.04 [e]	4.34 [e,f]
September 30, 2006	1.00	.0375 [h]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	174,158	1.00 [e,h]	3.70 [e,h]

Class C
September 30, 2010	$1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	$1.00	.06	$21,991	.32 [c]	— [c,d]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	27,757	.89 [c,e]	.62 [c,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	30,609	1.06 [e]	2.66 [e]
September 30, 2007	1.00	.0436 [f]	— [g]	.0436	(.0439)	—	(.0439)	1.00	4.49	19,456	1.04 [e]	4.34 [e,f]
September 30, 2006	1.00	.0375 [h]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	15,723	1.00 [e,h]	3.71 [e,h]

Class M
September 30, 2010	$1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	$1.00	.06	$35,999	.32 [c]	— [c,d]
September 30, 2009	1.00	.0080	(.0001)	.0079	(.0074)	—	(.0074)	1.00	.74	46,293	.68 [c,e]	.83 [c,e]
September 30, 2008	1.00	.0312	(.0002)	.0310	(.0310)	(.0004)	(.0314)	1.00	3.19	53,452	.71 [e]	3.07 [e]
September 30, 2007	1.00	.0471 [f]	— [g]	.0471	(.0474)	—	(.0474)	1.00	4.86	42,641	.69 [e]	4.69 [e,f]
September 30, 2006	1.00	.0410 [h]	—	.0410	(.0410)	—	(.0410)	1.00	4.19	41,887	.65 [e,h]	4.11 [e,h]

Class R
September 30, 2010	$1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	$1.00	.06	$16,283	.32 [c]	— [c,d]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	12,589	.84 [c,e]	.43 [c,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	5,564	1.06 [e]	2.54 [e]
September 30, 2007	1.00	.0436 [f]	— [g]	.0436	(.0439)	—	(.0439)	1.00	4.49	3,974	1.04 [e]	4.32 [e,f]
September 30, 2006	1.00	.0375 [h]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	153,985	1.00 [e,h]	4.22 [e,h]

Class T
September 30, 2010	$1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	$1.00	.06	$31,034	.32 [c]	— [c,d]
September 30, 2009	1.00	.0073	(.0001)	.0072	(.0067)	—	(.0067)	1.00	.67	39,088	.74 [c,e]	.64 [c,e]
September 30, 2008	1.00	.0302	(.0002)	.0300	(.0300)	(.0004)	(.0304)	1.00	3.08	20,037	.81 [e]	2.93 [e]
September 30, 2007	1.00	.0461 [f]	— [g]	.0461	(.0464)	—	(.0464)	1.00	4.75	14,743	.79 [e]	4.59 [e,f]
September 30, 2006	1.00	.0400 [h]	—	.0400	(.0400)	—	(.0400)	1.00	4.08	9,507	.75 [e,h]	3.77 [e,h]

See notes to financial highlights at the end of this section.

26	Prospectus	Prospectus	27

Financial highlights (Continued)

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.

c Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

	September 30, 2010	September 30, 2009

Class A	0.20%	0.02%

Class B	0.70	0.17

Class C	0.70	0.19

Class M	0.35	0.05

Class R	0.70	0.24

Class T	0.45	0.09

d Amount represents less than 0.01% of average net assets.

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

September 30, 2006	<0.01

f Reflects a non-recurring reallocation of balance credits which amounted to $0.0003 per share and 0.03% of average net assets.

g Amount represents less than $0.0001 per share.

h Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.04% of average net assets for the period ended September 30, 2006.

28	Prospectus

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Prospectus	29

Financial highlights (For a common share outstanding throughout the period)

Putnam Tax Exempt Money Market Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
											Ratio of net
	Net asset										investment
	value,	Net	Net realized	Total from	From			Total return at	Net assets,	Ratio of expenses	income (loss)
	beginning	investment	gain (loss) on	investment	net investment	Total	Net asset value,	net asset value	end of period	to average	to average
Period ended	of period	income (loss)	investments	operations	income	distributions	end of period	(%) [a]	(in thousands)	net assets (%) [b,c]	net assets (%) [c]

Class A
September 30, 2010	$1.00	.0005	—	.0005	(.0005)	(.0005)	$1.00	.05	$52,968	.22 [d]	.05 [d]
September 30, 2009	1.00	.0035	—	.0035	(.0040)	(.0040)	1.00	.40	66,878	.47 [d]	.37 [d]
September 30, 2008	1.00	.0209	(.0002)	.0207	(.0211)	(.0211)	1.00	2.13	71,322.56		2.09
September 30, 2007	1.00	.0319	—	.0319	(.0312)	(.0312)	1.00	3.17	74,596.59		3.16
September 30, 2006	1.00	.0270 [f]	—	.0270	(.0270)	(.0270)	1.00	2.74	125,056	.54 [e,f]	2.71 [e,f]

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.03%

September 30, 2009	0.25

September 30, 2008	0.25

September 30, 2007	0.15

September 30, 2006	0.11

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.38%

September 30, 2009	0.09

e Reflects a voluntary waiver of fund expenses in effect from July 1, 2005 through December 31, 2005.

As a result of this waiver, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2006	0.02%

f Reflects a non-recurring accrual related to a reimbursement paid to the fund by Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services which amounted to less than $0.01 per share and 0.02% of average net assets.

30	Prospectus	Prospectus	31

For more information about Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund

Each fund’s SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s Web site at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about each fund on the EDGAR Database on the Commission’s Web site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the fund’s file number.

Communications from Putnam other than those included with the prospectus in this package are provided in the English language.

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

File No. 811-5215	NP039S 266634 1/11